Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                                SPARROW FUNDS
               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction com-puted pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:



        2)       Form, Schedule or Registration Statement No.:



        3)       Filing Party:



        4)       Date Filed:

                               SPARROW GROWTH FUND
                            225 South Meramec Avenue
                                 Suite 732 Tower
                             St. Louis Missouri, 63105

                      NOTICE OF  SPECIAL  MEETING  OF  SHAREHOLDERS
                          To Be Held October 16, 2000


Dear Shareholders:

     The Board of Trustees of the Sparrow Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Sparrow Growth Fund (the "Fund"), to be held at the Seven Gables Inn, 26 North Meramac Avenue, Clayton, Missouri 63105, on October 16, 2000 at 6:30 p.m. Central Standard Time, for the following purposes:

     1. Approval or disapproval of a new management agreement for the Fund with Sparrow Capital Management Incorporated (the "Adviser") that provides that the Adviser will not pay for any 12b-1 distribution expenses or borrowing costs (including interest and dividend ex- pense on securities sold short) of the Fund. No increase in the management fee of the Fund is proposed.

     2. Ratification of the selection of McCurdy & Associates CPAs, Inc. as the independent accountants for the Fund for the fiscal year ending August 31, 2001.

     3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on September 18, 2000 are entitled to notice of, and to vote at, the special meeting and any ad-journment(s) or postponement(s) thereof.



                                               By Order of the Board of Trustees

                                                                      ALEX RAMOS
                                                                       Secretary
St. Louis, Missouri
September 25, 2000


                             YOUR VOTE IS IMPORTANT


To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or fax it to (317)266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                               SPARROW GROWTH FUND
                            225 South Meramec Avenue
                                 Suite 732 Tower
                            St. Louis Missouri, 63105


                                 PROXY STATEMENT



                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held October 16, 2000


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solic- itation of proxies by the Board of Trustees of The Sparrow Funds (the "Trust"), on behalf of the Sparrow Growth Fund (the Fund) for use at the Special Meet- ing of Shareholders of the Fund (the "Meeting") to be held at the Seven Gables Inn, 26 North Meramac Avenue, Clayton Missouri, 63105, on October 16, 2000 at 6:30 p.m. Central Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 27, 2000.

     The Fund currently has one class of shares. On August 30, 2000, the Board of Trustees considered introducing a new class of shares for the Fund, intended for distribution through broker-dealers and other financial inter- mediaries, with no sales load but subject to a higher level of Rule 12b-1 dis- tribution expenses. The new class of shares of the Fund will have a dis- tribution plan (a 12b-1 Distribution Plan or Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act) substantially similar to the 12b-1 Distribution Plan of the existing class, except that the Plan for the new class will provide for a higher level of dis- tribution expenses. The Plan for the new class will provide flexibility to the new class of shares in the distribution of its shares because the class will be able to compensate third parties for selling its shares.

     The current management agreement with Sparrow Capital Management In-corporated (the Adviser) obligates the Adviser to pay all 12b-1 distribution expenses with respect to the Fund. To enable the new class of the Fund to adopt a 12b-1 Distribution Plan and pay its own 12b-1 distribution expenses, the current management agreement for the Fund with the Adviser must be revised to make clear that any class with a 12b-1 Distribution Plan will pay for that class's 12b-1 distribution expenses. You should note that the proposed change in the management agreement will result in decreased shareholder expenses for the existing class.

Shareholders of the Fund are being asked to consider the following:

     (1) Approval of a new management agreement with Sparrow Capital Management Incorporated.

     (2) Ratification of the selection of McCurdy & Associates CPA's, Inc. as independent accountants for the Fund for the fiscal year ending August 31, 2001.

     (3) Transaction of such other business, not currently con- templated, that may properly come before the meeting or any adjournment(s) thereof.

The Trust will supply without cost, upon written request, a copy of the Funds' most recent Annual and Semi-Annual Report, which includes financial and other information about the Funds. Such request should be directed to Mr. Gerald R. Sparrow, President and Treasurer of the Sparrow Funds, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105, telephone number (888) 727-3301.

                                    PROPOSALS
                                    ---------

                    I. APPROVAL OF NEW MANAGEMENT AGREEMENT
                    ---------------------------------------

The Current Management Agreement
--------------------------------

     Sparrow Capital Management Incorporated (the Adviser) currently serves as the investment adviser to the Fund. The current management agreement between the Trust, on behalf of the Fund, and the Adviser (the Current Agreement) is dated September 16, 1998. It was approved by the shareholders of the Fund as the initial management agreement on October 5, 1998.

     Under the terms of the Current Agreement, the Adviser manages the Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's ex- penses, except those specified above, are paid by the Adviser. Under the Current Agreement, as compensation for the Adviser's management services and agreement to pay the Fund's expenses, the Fund pays the Adviser an annual fee of 2.50% of the Fund's average daily net assets.

The Proposed Management Agreement
---------------------------------

At the August 30, 2000 Board of Trustees meeting, the Adviser recommended to the Trustees that an additional class of shares be added to the Fund. The Trustees agreed with the Adviser that an additional class, to be designated "Class C", would improve the Fund's ability to attract additional investors by offering an alternative to the existing shares sold with a front end sales charge. As proposed, the Class C shareholders would not pay a front end sales charge. Rather, Class C shareholders would pay an ongoing dis- tribution fee pursuant to Rule 12b-1, and a contingent deferred sales charge if the shares are sold within one year of being purchased. The Rule 12b-1 Distribution Plan currently in existence authorizes the Fund to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets of the Fund. All distribution expenses incurred by the Fund are currently paid by the Adviser pursuant to the Current Agreement between the Fund and the Adviser.

     To accomplish the objectives of the proposed Class C, the Adviser has recommended that the Current Agreement be revised so that the Adviser is no longer obligated to pay distribution expenses incurred pursuant to a Rule 12b-1 Distribution Plan.

     At its August 30, 2000 meeting, the Board of Trustees considered and approved, subject to approval by the shareholders of the Fund, a proposed new management agreement for the Fund (the "Proposed Agreement") that incorporates such revision. The benefit of the Proposed Agreement is that it will allow the Fund to introduce a new class of shares with flexibility in its distribution arrangements, and any resulting increase in the assets of the Fund should allow for better portfolio management and assist the Fund in seeking to achieve its investment objective.

     The Proposed Agreement is materially the same as the Current Agreement, except for two revisions. The first revision is adding a pro- vision that makes clear that each class will pay for any 12b-1 distribution expenses associated with the distribution of shares of that class. However, to avoid increasing shareholder expenses, the Adviser has agreed to lower its management fee to 1.75%, thereby decreasing total annual Fund operating expenses for the existing class from 2.50% to 2.25%, as demonstrated in the table below.


                                          Shareholder Fees Under the Current     Shareholder Fees Under the Proposed
                                                       Agreement                              Agreement


Management Fees                                          2.50%                                  1.75%


Distribution Expenses                                    0.00%   1                              0.50%


Other Expenses                                           0.00%                                  0.00%


Total Annual Fund Operating Expenses
                                                         2.50%                                  2.25%

1 Pursuant to the Current Agreement, distribution expenses incurred by the Fund are paid by the Adviser.

Example:

         The example below is intended to help you compare the cost of in-vesting in the Fund under the Current Agreement with the cost of investing in the Fund under the Proposed Agreement. The example uses the following as-sumptions: a $10,000 initial investment for the time periods indicated, re-investment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:



                                Current Agreement
                               -----------------
         1 year            3 years           5 years          10 years
        -------            -------           -------          --------
          $851              $1464             $2164            $4370

                               Proposed Agreement
                               ------------------
         1 year            3 years           5 years          10 years
         ------            -------           -------          --------
          $798              $1261             $1749            $3085


     Under the Current Agreement, for the fiscal year ended August 31, 2000, the Fund paid management fees of $176,309 to the Adviser. Under the Proposed Agreement, the Fund would have paid management fees of $123,416 to the Adviser, a reduction of 30%. However, total annual Fund operating expenses would have been reduced only by 10% because of the additional distribution expenses that would have been paid by the Fund under the Proposed Agreement.

     The second revision to the Current Agreement is a clarification that all borrowing costs, which includes interest and dividend expense on securities sold short, are paid by the Fund. The Proposed Agreement also will have a different date of effectiveness, termination and execution, and includes other non-material changes. The form of the Proposed Agreement for the Fund is attached hereto as Exhibit A. You should read the form of agreement. The description in this Proxy Statement of the Proposed Agreement is only a summary.

     The Proposed Agreement provides that the Adviser will provide the Fund with such investment advice as it deems advisable, furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies, and determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The Proposed Agreement also provides that the Adviser will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Fund.

     Except as described above with respect to payment by a class of its 12b-1 distribution expenses and the clarification with respect to borrowing costs, the Proposed Agreement is the same as the Current Agreement with re gard to payment of expenses, in that the Adviser pays all of the organizational and operating expenses of the Fund except for brokerage fees and commissions, taxes, borrowing costs, fees and expenses of the non interested person trustees, and extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

     In connection with purchases or sales of portfolio securities for the account of the Fund, the Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Adviser, subject to review of these selections by the Board of Trustees from time to time. The Adviser is re sponsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Adviser must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (in cluding the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Adviser is authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser exercises investment discretion. The Proposed Agreement also authorizes the Adviser to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to accounts over which the Adviser exercises investment discretion. The Fund and the Adviser understand and acknowledge that, although the information may be useful to the Fund and the Adviser, it is not possible to place a dollar value on such information. The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, it will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Adviser's services to the Fund pursuant to the Agreement are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

     The Proposed Agreement provides that the Adviser and its share holders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any ser vices rendered under, or payments made pursuant to, the Proposed Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under the Proposed Agreement, or by reason of reckless disregard by any of such persons of the Adviser's ob ligations and duties under the Proposed Agreement.

     Under the Proposed Agreement, the Trust and the Adviser acknowledge that all rights to the name "Sparrow " belong to the Adviser and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the adviser to the Fund, the Trust's rights to the use of the name "Sparrow" with respect to the Fund will automatically cease on the ninetieth day following the termination of the Proposed Agreement. The use of the name may also be withdrawn by the Adviser during the term of the Proposed Agreement upon ninety (90) days' written notice by the Adviser to the Trust. Nothing con tained in the Agreement impairs, or diminishes in any respect, the Adviser's right to use the name "Sparrow" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use the name.

     No provisions of the Proposed Agreement may be changed, waived, discharged or terminated orally, and no amendment of the Agreement is effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the 1940 Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     The Proposed Agreement will become effective on the date the share holders of the Fund approve the Proposed Agreement. The Proposed Agreement will continue in effect for two years from its effective date, and may con tinue thereafter on a year-to-year basis, subject to approval by the Trust ees of the Trust or the vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the 1940 Act and pursuant to the terms and conditions of the Proposed Agreement. The Proposed Agreement may be terminated upon sixty days written notice by the Board of Trustees of the Trust, by a vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.

     If the Proposed Agreement is not approved by the shareholders, Sparrow Capital Management Incorporated will continue to act as the adviser of the Fund pursuant to the Current Agreement.

Information Regarding The Adviser
---------------------------------

     Sparrow Capital Management Incorporated, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105, has acted as investment adviser to the Fund since it commenced operations in 1998. The adviser is an in dependent investment counselor and registered investment adviser which, to gether with its affiliated minority owned investment management firm, Buford, Dickson, Harper & Sparrow Inc., has over $150 million of core momentum growth stock assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by the President, Treasurer and founder, Gerald R. Sparrow, who is also the sole director. The mailing address for Mr. Sparrow is 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105.

Information Regarding the Distributor and Administrator
-------------------------------------------------------

     The Fund's underwriter is Unified Management Corporation, 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The Fund's administrator is Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

Evaluation of the Proposed Management Agreements by the Board of Trustees
-------------------------------------------------------------------------

     The Board of Trustees has determined that it is desirable to approve the Proposed Agreement so that current classes or new classes of shares of the Fund established in the future can elect to adopt a 12b-1 Distribution Plan. A 12b-1 Distribution Plan allows a class of shares flexibility in the distribution of its shares because it can compensate third parties for selling its shares. The Board of Trustees anticipates that this increased distribution of shares and the resulting increase in the assets of the ap plicable Fund should lead to more effective portfolio management for a Fund because it will allow the Fund to achieve more diversification of its portfolio. The Board of Trustees also believes that the Proposed Agreement will enable the Trust to continue to obtain for the Funds advisory services of high quality at costs that it deems appropriate and reasonable, and that ap proval of the Proposed Agreement is in the best interests of the Trust and the shareholders of the Funds. Finally, The Board of Trustees believes that the reduced management fee in the Proposed Agreement benefits the current share holders by reducing their total expenses. Gerald R. Sparrow and Alex Ramos, trustees of the Trust, may benefit indirectly from payments received by the Adviser under the Proposed Agreement because of their relationships with the Fund's Adviser. Mr. Sparrow is the President and Treasurer and Mr. Ramos is an analyst of the Adviser. In addition, Mr. Sparrow may benefit directly from payments received by the Adviser under the Proposed Agreement as he is the sole shareholder of the Adviser.

     At a meeting of the Board of Trustees held on August 30, 2000 the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act (the "Disinterested Trustees"), evaluated the Proposed Agreement for the Fund. In evaluating the Proposed Agreement, the Board of Trustees, including the Disinterested Trustees, relied in part on information about the Adviser that was supplied at the October 27, 1999 Board of Trustees meeting, when the Board of Trustees last approved the renewal of the Current Agreement. The information provided to the Board of Trustees at the October 27, 1999 meeting included financial information about the Adviser. The Trustees also reviewed comparative information on the Fund's performance and considered information regarding expense ratios of comparable funds.

     Based on its review, the Board of Trustees believes that the terms of the Proposed Agreement are fair to, and in the best interests of, the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, in cluding the Disinterested Trustees, unanimously recommends approval by the shareholders of the Proposed Agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of the Adviser's investment personnel, (ii) the nature and quality of operations and services that the Adviser will continue to provide the Fund with a reduced fee rate, (iii) the benefits of continuity in ser vices to be provided by the Adviser under the Proposed Agreement, (iv) the ability of the Adviser to retain and attract qualified personnel, and (v) the ownership of the Adviser.

     The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to: (1) the performance of the Fund since commencement of its operations; (2) the distinct investment objective and policies of the Fund, (3) that the compensation to be paid under the Proposed Agreement will be less than the rate paid under the Current
Agreement; (4) that the terms of the Proposed Agreement are sub stantially similar to the terms of the Current Agreement, except for the above-described revisions providing that the Fund will pay for 12b-1 dis tribution expenses associated with the distribution of its shares, the clarification concerning borrowing costs and different effective, termination and execution dates; (5) the financial condition of the Adviser, and (6) the commitment of the Adviser to pay or reimburse the Trust for certain operating expenses of the Fund.

     The Board Of Trustees Of The Trust,  Including The Disinterested  Trustees,
--------------------------------------------------------------------------------
Unanimously  Recommends  That The Fund's  Shareholders  Vote For Approval Of The
--------------------------------------------------------------------------------
Proposed Agreement.
-------------------

            II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
              ------------------------------------------------------

     The 1940 Act requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

     Under this proposal, shareholders of the Fund are asked to ratify the Board of Trustees' unanimous selection of McCurdy & Associates CPA's, Inc. ("McCurdy & Associates") as the Fund's independent accountants for the fiscal year ending August 31, 2001. McCurdy & Associates has been the Fund's independent accountant since its inception. At that time, the Board of Trustees unanimously selected McCurdy & Associates as the independent accountant for the Fund based on its industry experience and depth of expertise. At a meeting on August 30, 2000 the Board of Trustees again selected McCurdy & Associates as independent accountants for the Fund

     McCurdy & Associates representatives are not expected to be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of McCurdy & Associates as the Fund's independent accountant.

     The Board Of Trustees Of The Trust, Including The Disinterested Trustees, Unanimously Recommends That The Fund's Shareholders Vote For Ratification Of the Selection Of the Independent Accountants.

                                    THE PROXY
                                   -----------

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the new management agreement with Sparrow Capital Management Incorporated, (ii) for ratification of the independent public accountants, and (iii) at the discretion of the proxy holders on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) signing and delivering a subsequently dated proxy card, (ii) sending written notice to the President of the Trust revoking your proxy, or (iii) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING
                           ---------------------------

     The Board of Trustees has fixed the close of business on September 18, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 483,208 shares of beneficial interest of the Fund issued and outstanding as of the Record Date.

     Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote of the Fund is necessary to constitute a quorum at the Meeting for the Fund.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Proposed Agreement. As defined in the 1940 Act, a majority of the outstanding shares means the vote of (1) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting shares, whichever is less. "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
               ---------------------------------------------------

     The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the Fund's outstanding shares.



 Name and Address of                  Amount                         Percent
 Beneficial Owner                Beneficially Owned                  Of Class
------------------             --------------------                 -----------
Gerald R. Sparrow               61,205.46                               12.66%
Donald J. Zugmaier              35,183.74                                7.28%
Michael Rehkemper               35,967.69                                7.44%
Rehkemper & Son, Inc.           24,299.69                                5.03%


      As of the Record Date, the officers and Trustees as a group beneficially owned 13.95% less than of the shares of the Fund.

                              SHAREHOLDER PROPOSALS
                             ----------------------

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules re lating to such inclusion. You should be aware that annual meetings of shar holders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Alex Ramos, Secretary, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri, 63105.


                              COST OF SOLICITATION
                              ---------------------

     The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Adviser will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS
                                 ---------------


     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.


                                               BY ORDER OF THE BOARD OF TRUSTEES



                                                                      Alex Ramos
                                                                       Secretary
Dated: September 25, 2000


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to (317) 266-8756.

                                  SPARROW FUNDS

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           OF THE SPARROW GROWTH FUND
                           TO BE HELD OCTOBER 16, 2000


The undersigned shareholder of the Sparrow Growth Fund (the "Fund"), a portfolio of Sparrow Funds (the "Trust"), does hereby appoint Mark S. Thompson and Alex Ramos, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on October 16, 2000, at the Seven Gables Inn, 26 North Meramac Avenue, Clayton, MO at 6:30 p.m. Central Standard Time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposal specified below. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW, OR FOR IF NO CHOICE IS INDICATED.

TO VOTE, PLEASE DATE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                                        |X| PLEASE MARK VOTES AS IN THIS EXAMPLE

The Proposal:


     I. To approve a new management agreement with Sparrow Capital Management Incorporated (the "Adviser").
                                               FOR          AGAINST      ABSTAIN
                                               [  ]          [   ]         [   ]

     II. To ratify the selection of McCurdy & Associates CPA's as independent accountants for the Fund for the fiscal year ending August 31, 2001.

                                               FOR          AGAINST      ABSTAIN
                                               [   ]          [   ]       [    ]
     III. To transact other business, not currently contemplated, that may properly come before the meeting or any adjournment(s) thereof.









Please be sure to sign and date this Proxy.

Shareholder sign here_________________________________________  Date ___________

Co-owner sign here ___________________________________________

Exhibit A
                              MANAGEMENT AGREEMENT



TO:      Sparrow Capital Management Incorporated
         225 South Meramec Avenue, Suite 732 Tower
         St. Louis, MO  63105

Dear Sirs:

     The Sparrow Funds (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an inves- ment company. The Trust currently offers one series of shares to investors, Sparrow Growth Fund (the "Fund").

     You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

     1.   ADVISORY SERVICES
          -------------------

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

     2. ALLOCATION OF CHARGES AND EXPENSES
        ----------------------------------

     You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the"1940 Act")); and all other operating expenses not specifically assumed by the Fund.

     The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

     3. COMPENSATION OF THE ADVISER
        ---------------------------

     For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.75% of the average value of its daily net assets.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your comp- ensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     4. EXECUTION OF PURCHASE AND SALE ORDERS
        -------------------------------------

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and re- search services provided by the executing broker or dealer. The de- termination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

     5. LIMITATION OF LIABILITY OF ADVISER
        ----------------------------------

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

     6. DURATION AND TERMINATION OF THIS AGREEMENT
        ------------------------------------------

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

     7. USE OF NAME
       ------------

     The Trust and you acknowledge that all rights to the name "Sparrow" belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Sparrow" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Sparrow" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

     8. AMENDMENT OF THIS AGREEMENT
        ---------------------------

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     9. LIMITATION OF LIABILITY TO TRUST PROPERTY
         ----------------------------------------

     The term "Sparrow Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

     10. SEVERABILITY
         ------------

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.



     11. QUESTIONS OF INTERPRETATION
         ---------------------------

     (a)  This Agreement shall be governed by the laws of the State of Ohio.

     (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

     12. NOTICES
         -------

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 South Meramec Avenue, Suite 732 Tower, St. Louis, MO 63105, and your address for this purpose shall be 225 South Meramec Avenue, Suite 732 Tower, St. Louis, MO 63105.

     13. COUNTERPARTS
         ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. BINDING EFFECT
         --------------

     Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.



     15. CAPTIONS
        ----------

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                               Yours very truly,
ATTEST:

                                                               The Sparrow Funds

By: _______________________________         By:_________________________________
Name/Title:                                         Gerald R. Sparrow, President

Dated: ___________, 2000

                                                     ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:

                                         Sparrow Capital Management Incorporated

By:_________________________________                 By:________________________
Name/Title:                                         Gerald R. Sparrow, President

Dated: ___________, 2000